Exhibit 99.3
                                  Certification
                  Pursuant to Section 906 of the Sarbanes-Oxley
              Act of 2002 (Subsections (a) and (b) of Section 1350,
                   Chapter 63 of Title 18, United States Code)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of ATA Holdings Corp., formerly Amtran Inc. (the "Company"), does hereby certify that:

     The Annual Report of Form 10-K for the year ended December 31, 2002 (the "Form 10-K") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   March 31, 2003               /s/ J. George Mikelsons
                                      ------------------------
                                      J. George Mikelsons
                                      Chief Executive Officer



Dated:   March 28, 2003               /s/ David M. Wing
                                      -----------------
                                      David M. Wing
                                      Chief Financial Officer

     The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-K or as a separate disclosure document.